                         Subsidiaries of the Registrant

                                                                              Jurisdiction of
            Subsidiary                                                        Incorporation
            ----------                                                        -------------
Columbus Cafe Corp.                                                              New York
SSWB Restaurants, Inc.                                                           New York
MEB Emporium Corp.                                                               New York
MEB Dining 18, Inc.                                                              New York
MEB On First, Inc.                                                               New York
Conis Realty Corp.                                                               New York
Ernie's Hackensack, Inc.                                                         New Jersey
Ark  47th St. Corp.                                                              New York
Ark 27th Street, Inc.                                                            New York
Ark Seventh Avenue South Corp.                                                   New York
Ark Rio Corp.                                                                    New York
Ark Operating Corp.                                                              New York
Ark Sub-One Corp.                                                                New York
Ark 474 Corp.                                                                    New York
Ark Twenty-Ninth Street Corp.                                                    New York
Ark Boston Corp.                                                                 Massachusetts
Ark Union Station, Inc.                                                          District of Columbia
Ark D.C. Kiosk, Inc.                                                             District of Columbia
Ark Potomac Corporation                                                          District of Columbia
Washington Parties & Events Related Industries, Inc.                             District of Columbia
Aroc and Ark Corporation                                                         New York
Ark Bryant Park Corp.                                                            New York
Ark of the Seaport, Inc.                                                         New York
Ark Parties, Inc.                                                                New York
Tysons America Corp.                                                             Virginia
Ark JC Corp.                                                                     Florida
Ark Oxnard Corp.                                                                 California
Ark California Restaurants Corp.                                                 California
Ark JMR Corp.                                                                    New York
Ark Fifth Avenue Corp.                                                           New York
Ark Islamorada Corp.                                                             Florida
Lutece, Inc.                                                                     New York
La Femme Noire D.C. Incorporated                                                 District of Columbia
Ark Cafeteria Corp.                                                              New Jersey
Las Vegas Steakhouse Corp.                                                       Nevada
Las Vegas America Corp.                                                          Nevada
Las Vegas Festival Food Corp.                                                    Nevada
Ark WFC Corp.                                                                    New York
Ark Las Vegas Restaurant Corp.                                                   Nevada
Ark Fulton Street Corp.                                                          New York
Ark Southfield Corp.                                                             Michigan
Ark Southwest D.C. Corp.                                                         District of Columbia
Las Vegas Downstairs Deli Corp.                                                  Nevada

Las Vegas Mexico Corp.                                                           Nevada
Las Vegas Asia Corp.                                                             Nevada
Las Vegas Lutece Corp.                                                           Nevada
Las Vegas Venice Deli Corp.                                                      Nevada
Las Vegas Venice Food Corp.                                                      Nevada
AFC Restaurant, Inc.                                                             Nevada
Al's Pizza, Inc.                                                                 Nevada
Sam & Emma's Deli, Inc.                                                          Nevada
Las Vegas Whiskey Bar, Inc.                                                      Nevada
Ark EPE Corp.                                                                    Nevada
Ark Muse Corp.                                                                   Nevada
Ark/EPE Muse Company, LLC                                                        Delaware
Ark/EPE Restaurant Company, LLC                                                  Delaware